                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ John A. Allison IV


                                  John A. Allison IV

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ W. Watson Barnes


                                  W. Watson Barnes

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Paul B. Barringer


                                  Paul B. Barringer

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Robert L. Brady


                                  Robert L. Brady

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ W. G. Clark III


                                  W. G. Clark III

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Jesse W. Corbett, Jr.


                                  Jesse W. Corbett, Jr.

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ W. R. Cuthbertson, Jr.


                                  W. R. Cuthbertson, Jr.

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Fred H. Deaton, Jr.


                                  Fred H. Deaton, Jr.

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Joe L. Dudley, Sr.


                                  Joe L. Dudley, Sr.

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Tom D. Efird


                                  Tom D. Efird

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ O. William Fenn, Jr.


                                  O. William Fenn, Jr.

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ James E. Heins


                                  James E. Heins

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Raymond A. Jones, Jr.


                                  Raymond A. Jones, Jr.

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Kelly S. King


                                  Kelly S. King

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ David R. LaFar III


                                  David R. LaFar III

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ J. Ernest Lathem, M.D.


                                  J. Ernest Lathem, M.D.

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ James H. Maynard


                                  James H. Maynard

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ A. Winniett Peters


                                  A. Winniett Peters

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Richard L. Player, Jr.


                                  Richard L. Player, Jr.

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Scott E. Reed


                                  Scott E. Reed

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Larry J. Waggoner


                                  Larry J. Waggoner

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ Henry G. Williamson, Jr.


                                  Henry G. Williamson, Jr.

                                                                    Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the
undersigned director and/or officer of BB&T Financial
Corporation, a corporation organized under the laws of the State of North Carolina ("Company"), hereby constitutes and appoints John A. Allison IV, Scott Reed and Jerone Herring and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 in connection with the Company's acquisition of L.S.B. Bancshares, Inc. of South Carolina, granting unto said attorneys and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.


Dated: April 26, 1994

                                  /s/ William B. Young, M.D.


                                  William B. Young, M.D.